UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 12, 2009

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma (Address of principal executive offices)		73107 (Zip Code)

Registrant's telephone number, including area code      (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On March 12, 2009, LSB Industries, Inc. (the “Company”) issued a press release to report its financial results for the fourth quarter and year ended December 31, 2008.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 12, 2009, at 5:15 p.m. EDT / 4:15 p.m. CDT, the Company held a conference call broadcast live over the Internet to discuss the financial results of the fourth quarter and year ended December 31, 2008.

The information contained in this Item 2.02 of this Form 8-K and the Exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Section 8 – Other Events

Item 8.01.  Other Events

On March 20, 2009, LSB Industries, Inc. (the “Company”) purchased a total of $1.95 million aggregate principal amount of its 5.5% Convertible Senior Subordinated Debentures due 2012 (the “Debentures”) for approximately $1.46 million, plus accrued interest. The purchase price was funded from the Company’s working capital.  This purchase was unsolicited by the Company and was privately negotiated.

The Debentures are convertible by the holders, in whole or in part, into shares of the Company’s common stock prior to their maturity at a conversion rate of 36.4 shares of our common stock per $1,000 principal amount of debentures (representing a conversion price of $27.47 per share of common stock), subject to adjustment under certain conditions. The closing price of the Company’s common stock on March 19, 2009 was $9.23 per share.  As of the date of this report, $34.8 million aggregate principal amount of the Debentures remain outstanding.

The information contained in this Item 8.01 is not an offer or a solicitation of an offer to sell or exchange any security.

Item 9.01. Exhibits

The information contained in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference to such Exhibit 99.1 in such filing.

(d) Exhibits.

Exhibit                      Description

99.1	Press Release issued by LSB Industries, Inc. dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 24, 2009

LSB INDUSTRIES, INC.

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title:   Executive Vice President of Finance,
Chief Financial Officer